UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2022

CV SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54677	80-0944970
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10070 Barnes Canyon Road
San Diego, California 92121
(Address of principal executive offices)

(866) 290-2157
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

As previously disclosed in that Current Report on Form 8-K filed by CV Sciences, Inc., a Delaware corporation (the “Company”), with the Securities and Exchange Commission on May 24, 2022 (the “Prior 8-K”), on May 17, 2022 (the “Maturity Date”), the Company failed to repay the outstanding balance ($130,000 plus interest, fees, expenses and certain other amounts) due to an institutional investor (the “Investor”) upon maturity of that certain senior convertible note in the original principal amount of $1.06 million (the “November 2021 Note”) sold and issued by the Company to the Investor on November 14, 2021, resulting in a default under the November 2021 Note (the “Maturity Default”).

As further disclosed in the Prior 8-K, in connection with the Maturity Default, on May 24, 2022, the Company and the Investor entered into a Forbearance Agreement on May 18, 2022, pursuant to which the Investor agreed to forebear exercising any rights or remedies that it may have under the November 2021 Note that may arise as a result of the Maturity Default until the earlier of (i) the date immediately prior to the date of occurrence of a Bankruptcy Event of Default (as defined in the November 2021 Note), (ii) the date of occurrence of any other event of default under Section 4(a) of the November 2021 Note, (iii) the time of any breach by the Company pursuant to the Forbearance Agreement, and (v) June 1, 2022 (such period, the “Forbearance Period”). In accordance with the Forbearance Agreement, the Company agreed to repay the Investor the aggregate outstanding principal on the November 2021 Note at a 15% redemption premium, including all accrued and unpaid interest, upon expiration of the Forbearance Period.

As of May 31, 2022, prior to expiration of the Forbearance Period, the Investor had converted the outstanding balance (including the redemption premium and accrued interest) due under the November 2021 Note, amounting to $151,772, into an aggregate of 3,751,971 shares of Company common stock at a conversion price of $0.04 per share. As a result, the November 2021 Note terminated pursuant to its terms and is no longer in default, and the Company no longer has any payment obligations under the November 2021 Note.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2022

CV SCIENCES, INC.

By: /s/ Joseph Dowling
Joseph Dowling
Chief Executive Officer

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